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                                                                   EXHIBIT 10.20
                                     FORM OF
                                    GUARANTY


     This Guaranty (this "GUARANTY") is made as of the _____ day of _________ by each of the entities that is a signatory hereto (individually, a "GUARANTOR"; collectively, the "GUARANTORS"), in favor of Bank One, NA (the "BANK"), a national banking association having its principal office in Chicago, Illinois.


                                R E C I T A L S:

     A. Camden Property Trust, a Texas real estate investment trust (the "COMPANY"), has requested that the Bank make a loan ("LOAN") to an employee of the Company (including such employee's heirs, personal representatives and assigns, the "BORROWER"), the proceeds of which will be used by the Borrower to purchase common shares of beneficial interest ("COMMON SHARES") of the Company. The Borrower has executed a promissory note (as amended, replaced or restated from time to time, a "NOTE") to evidence the Loan which may from time to time, in the sole discretion of the Bank, be made to the Borrower. The Borrower and his/her Note amount are set forth on Exhibit A hereto.

     B. Each of the Guarantors is a direct or indirect wholly-owned subsidiary of the Company. The execution and delivery of this Guaranty is a condition precedent to any extension of credit to the Borrower pursuant to the Note. Each term used but not otherwise defined herein shall have the meaning ascribed to such term by the Note.

     C. By virtue of the Borrower's services to the Company and the Guarantors, the Guarantors have derived and will continue to derive substantial benefits. Moreover, the ownership of the Common Shares which will be facilitated by the Loan will provide incentive to the Borrower in performing his/her job so as to more closely align the interests of the Borrower with those of the Company and its shareholders, and thus confer significant benefits upon the Guarantors.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration and as an inducement to the Bank to make the Loan to the Borrower, each Guarantor hereby agrees as follows:

     1. Each Guarantor hereby jointly and severally, absolutely, irrevocably and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness, fees (including any Early Payment
Fees) and liabilities of every kind, nature and character, direct or indirect, absolute or contingent (including all renewals, extensions and modifications thereof and all reasonable attorneys' fees incurred by the Bank in connection with the collection or enforcement thereof), of the Borrower to the Bank howsoever and whensoever created, but only to the extent constituting a Loan or Overdrafts (as defined in the Note) or arising under and evidenced by the Note executed by the Borrower and payable to the Bank (the "Guaranteed Debt"). This is a guaranty of payment, not a guaranty of collection.

     2. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Debt or any part thereof. Each Guarantor further waives all setoffs and counterclaims and presentment, protest, notice, the benefit of any statutes of limitation, demand or action or

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delinquency in respect of the Guaranteed Debt or any part thereof, including any right ...()()()..to require the Bank to sue the Borrower, any other guarantor or any other person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof. If at any time any payment of any portion of the Guaranteed Debt is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made and whether or not the Bank is in possession of this Guaranty.

     3. Each Guarantor hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than indefeasible payment in full), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. This Guaranty shall continue in effect until receipt by the Bank of written notice of its termination and, notwithstanding such receipt, thereafter as to Guaranteed Debt incurred, arising or committed for prior to receipt by the Bank of such notice of termination, notwithstanding any extensions, modifications, renewals or indulgences with respect to, or substitutions for, the Guaranteed Debt or any part thereof.

     4. The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following, whether occurring before or after receipt by the Bank of notice of termination of this Guaranty: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any pan thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Debt or any pad thereof; (e) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof;
(f) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts which are not covered by this Guaranty even though the Bank might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty; (g) the insolvency, bankruptcy, death or any other change in the legal status of the Borrower; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (i) the failure of the Borrower or any Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Debt or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Debt or this Guaranty; (j) the existence of any claim, setoff or other rights which any Guarantor may have at any time against the Borrower in connection herewith or an unrelated transaction; (k) any disbursement of funds to the Borrower who has not executed and delivered a Note

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or any disbursement of funds on the basis of a facsimile  (rather than original)
signature for such Note (it being understood that upon the disbursement of funds by the Bank to the Company with respect to the Borrower in the principal amount set forth on Exhibit A hereto, such amount shall for all purposes of this Guaranty be treated as a Loan outstanding to the Borrower in accordance with the Note and shall be included in the Guaranteed Debt; or (l) any other fact or circumstances which might otherwise constitute grounds at law or equity for the discharge or release of any Guarantor from its obligations hereunder, all whether or not any Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (l) of this paragraph.
It  is  agreed  that  each  Guarantor's   liability  hereunder  is  several  and
independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that each Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by the Borrower of the Guaranteed Debt in the manner agreed upon between the Bank and the Borrower. To the extent that, by operation of
Section 16 of the Note or otherwise, the Bank is not entitled to collect any portion of the Guaranteed Debt in the amount and manner provided for in the Note (such portion being the "Excess Amount"), the Guarantors shall nevertheless be obligated to, and shall, pay to the Bank, as additional consideration for funding the Loan and thereby benefiting the Guarantors, an amount equal to such Excess Amounts. Such additional consideration shall be paid upon demand made on or after the date such Excess Amount was otherwise due.

     5. Credit may be granted or continued from time to time by the Bank to the Borrower without notice to or authorization from any Guarantor regardless of the Borrower's financial or other condition at the time of any such grant or continuation, provided that in no event shall the principal amount outstanding under the Borrower's Note exceed the amount set forth for the Borrower on Exhibit A hereto. The Bank shall have no obligation to disclose or discuss with any Guarantor its assessment of the financial condition of the Borrower.

     6. Until the Guaranteed Debt is irrevocably paid in full, the Guarantors shall not have or exercise any right of subrogation with respect to payments made by any Guarantor pursuant to this Guaranty and hereby waive any right to enforce any remedy which the Bank now has or may hereafter have against the Borrower.

     7. In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed, upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all such amounts shall nonetheless be payable by the Guarantors forthwith upon demand by the Bank. Each Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Bank on the Guaranteed Debt, or the Bank receives any proceeds of collateral, if any, securing the Guaranteed Debt, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Borrower, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, any Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred.

     8. Without limiting the rights of the Bank under applicable law, each Guarantor authorizes the Bank to apply or offset any sums standing to the credit of the Guarantors with any office, branch, subsidiary or affiliate of the Bank to the payment when due of any amount owing by the Guarantors under this Guaranty.

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     9.  No provision of this Guaranty may be amended, supplemented or modified, or any of the terms and provisions hereof waived, except by a written instrument executed by the Bank and each Guarantor. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Debt owing by the Borrower to the Bank shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made. All obligations of the Guarantors hereunder shall be joint and several.

     10. Each Guarantor hereby represents and warrants to the Bank that:

         (a) such Guarantor is a corporation or limited partnership duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, and is duly qualified and in good standing as a foreign corporation or limited partnership and is duly authorized to conduct its business in each jurisdiction in which the nature of its business or the ownership of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified would not have a material adverse effect on such Guarantor;

         (b) such Guarantor has all requisite power and authority (corporate and otherwise) and legal right to execute and deliver this Guaranty and to perform its obligations hereunder;

         (c) the execution and delivery by such Guarantor of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate or partnership proceedings, as applicable, and this Guaranty constitutes the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally;

         (d) neither the execution and delivery by such Guarantor of this Guaranty nor compliance with the provisions of this Guaranty will, or at the relevant time did, (i) violate any law, rule, regulation (including Regulations T, U or X), order, writ, judgment, injunction,  decree or award  binding  on such  Guarantor  or such
              Guarantor's charter, articles or certificate of incorporation, certificate of formation, by-laws or partnership agreement, (ii) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which such Guarantor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any lien in, of or on the property of such Guarantor pursuant to the terms of any such indenture, instrument or agreement, or (iii) require any consent of the stockholders of any person or of any governmental authority; and

         (e) no obligations of the Borrower to such Guarantor in respect of the Loan or this Guaranty are directly or "indirectly secured" by any "margin stock" (as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System).

     Each Guarantor agrees that (i) the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of this Guaranty and (ii) it will not take any action or accept any collateral which would result in Section 10(e) of this Guaranty being untrue at any time. At the request of the Bank, each Guarantor agrees to promptly deliver, or caused to be delivered,

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to the Bank the  information  required to be delivered  under Section 7.1 of the
Existing Credit Agreement evidencing compliance with the covenants and other terms contained therein and such other information regarding the financial position or business of the Guarantors as the Bank may reasonably request from time to time.

     11. The undersigned shall pay all costs, fees and expenses (including reasonable attorneys' fees) incurred by the Bank in collecting or enforcing the Guarantors' obligations under this Guaranty.

     12. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors or the Bank be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

     13. This Guaranty shall (i) bind the Guarantors and their successors and assigns, (ii) inure to the benefit of the Bank, its successors and assigns and
(iii) be governed by the internal laws (and not the law of conflicts) of the State of Illinois. The undersigned hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Illinois state court sitting in Chicago in any action or proceeding arising out of or relating to this Guaranty, and each Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. THE GUARANTORS AND THE BANK, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY ACTION ARISING HEREUNDER.

     14. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered to any party hereto under this Guaranty shall be in writing by telex, facsimile, U.S. mail or overnight courier and addressed or delivered to such party (a) if to the Bank, at 1 Bank One Plaza, Chicago, Illinois 60670, Attention: Carolyn M. Johnson, facsimile: (312) 732-7099, or (b) if to any Guarantor, at their addresses set forth below, or to such other address as the Bank or any Guarantor designates to the Agent in writing. All notices by United States mail shall be sent certified mail, return receipt requested. All notices hereunder shall be effective upon delivery or refusal of receipt; provided, however, that any notice transmitted by telex or facsimile shall be deemed given when transmitted (answerback confirmed in the case of telexes).

                            [signature page follows]

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     IN WITNESS WHEREOF, each  Guarantor has  executed this  Guaranty  as of the date first above written.

                                        CAMDEN USA, INC.

                                        By:_____________________________________
                                        Title:__________________________________

                                        Address:  3 Greenway Plaza
                                                  Suite 1300
                                                  Houston, Texas 77046

                                                  Attention: G. Steven Dawson
                                                  Facsimile: (713) 354-2710

                                        CAMDEN OPERATING L.P.

                                        By:  CPT-GP, Inc., its general partner

                                        By:_____________________________________
                                        Title:__________________________________

                                        Address:  3 Greenway Plaza
                                                  Suite 1300
                                                  Houston, Texas 77046

                                                  Attention: G. Steven Dawson
                                                  Facsimile: (713) 354-2710